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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                               SEPTEMBER 30, 1999



                             TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-22885                     55-1995728
(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)              Number)                 Identification No.)



             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707




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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 1999, TriPath Imaging, Inc. ("TriPath"), formerly AutoCyte, Inc., completed its acquisition of NeoPath, Inc. ("NeoPath"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of TriPath with and into NeoPath pursuant to an Agreement and Plan of Merger dated as of June 4, 1999. The Merger was a tax-free reorganization and is being accounted for as a pooling of interests.

As consideration for the Merger, the shareholders of NeoPath received 0.7903 share of common stock, $0.01 par value, of TriPath ("TriPath Common Stock") in exchange for each of their shares of common stock, $0.01 par value, of NeoPath. Cash is payable in lieu of any fractional shares of TriPath Common Stock otherwise issuable in the Merger for a price equal to the fraction times $5.24375. Outstanding employee and director options and warrants to purchase shares of NeoPath common stock were automatically converted into TriPath options and warrants at the same exchange ratio.

The number of shares of TriPath Common Stock and cash in lieu of fractional shares delivered as the merger consideration was determined through arms-length negotiation between the parties.

Prior to the Merger, the following relationships existed between TriPath and
NeoPath:

In March 1999, TriPath and NeoPath announced an agreement to pursue a supplemental study to allow NeoPath to obtain approval from the FDA to use the AutoPap Primary Screening System to screen PREP slides. This supplement was submitted to the FDA on September 30, 1999.

In connection with the acquisition by TriPath of the entire intellectual property estate of Neuromedical Systems, Inc. ("NSI"), which was completed on May 17, 1999, TriPath succeeded NSI as the plaintiff in certain patent infringement litigation (the "Patent Litigation") filed by NSI against NeoPath. The action is currently stayed pending completion of the bankruptcy proceedings in which NSI is subject. TriPath (as successor to the claim filed by NSI and as parent of NeoPath) expects to have the Patent Litigation dismissed.

On April 24, 1999, TriPath entered into a purchase and sale agreement with NeoPath, providing for NeoPath to acquire an undivided interest in the intellectual property acquired by TriPath from NSI in exchange for $2.2 million in cash and 1,230,000 shares of NeoPath common stock. TriPath (for itself and as parent of NeoPath) does not expect to complete this transaction.

Other than described in this report, there was no material relationship between NeoPath or its shareholders and TriPath or any of its affiliates, directors or officers, or any associate of a TriPath director or officer.

The assets acquired in the Merger were used by NeoPath in the business of developing and marketing visual and intelligence technology to increase accuracy in medical testing. AutoCyte intends that NeoPath, as a wholly owned subsidiary of TriPath, will operate in the same business.

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  The following financial statements of NeoPath, Inc., including independent auditors' report of Ernst & Young LLP, appear as
                  Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

                  Report of Independent Auditors; Balance Sheets as of December 31, 1998 and 1997; Statements of Operations for the Years Ended December 31, 1998, 1997, and 1996; Statements of Shareholders' Equity for the Years Ended December 31, 1998, 1997, and 1996; Statements of Cash Flows for the Years Ended December 31, 1998, 1997, and 1996; Notes to Financial Statements; Unaudited Balance Sheet for the Six Months Ended June 30, 1999; Unaudited Statement of Operations for the Three Months Ended June 30, 1999 and 1998 and for the Six Months Ended June 30, 1999 and 1998; Unaudited Statements of Cash Flows for the Six Months Ended June 30, 1999 and 1998; and Notes to Unaudited Financial Statements

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         (b)      Pro Forma Financial Information.

                  The following unaudited pro forma combined condensed financial statements appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

                  Introduction to Unaudited Pro Forma Combined Condensed Financial Statements; Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1999; Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended June 30, 1999; Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended June 30, 1998; Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1998; Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1997; and Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1996

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger among AutoCyte, Inc. (now TriPath Imaging, Inc.), Trilogy Acquisition Corporation and NeoPath, Inc. dated as of June 4, 1999. Previously filed as Exhibit 2.1 to TriPath's Current Report of Form 8-K dated June 4, 1999 (Commission File No. 0-22885) and incorporated herein by reference.

                  23.1 Consent of Ernst & Young LLP, independent auditors of NeoPath, Inc.

                  99.1 Financial statements of NeoPath, Inc., including independent auditors' report of Ernst & Young LLP. Filed herewith.

                  99.2 Unaudited pro forma combined condensed financial statements of AutoCyte, Inc. (now TriPath Imaging, Inc.) and NeoPath, Inc. Filed herewith.

                  99.3     Press release dated October 1, 1999. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 7, 1999                  TRIPATH IMAGING, INC.



                                        By:   /s/ Eric W. Linsley
                                            --------------------------------
                                              Eric W. Linsley
                                              Vice President, Finance and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger among AutoCyte, Inc. (now TriPath Imaging, Inc.), Trilogy Acquisition Corporation and NeoPath, Inc. dated as of June 4, 1999. Previously filed as Exhibit 2.1 to TriPath's Current Report of Form 8-K dated June 4, 1999 (Commission File No. 0-22885) and incorporated herein by reference.

23.1              Consent of Ernst & Young LLP, independent auditors of
                  NeoPath, Inc.

99.1 Financial statements of NeoPath, Inc., including independent auditors' report of Ernst & Young LLP. Filed herewith.

99.2 Unaudited pro forma combined condensed financial statements of AutoCyte, Inc. (now TriPath Imaging, Inc.) and NeoPath, Inc. Filed herewith.

99.3              Press release dated October 1, 1999. Filed herewith.


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